GenVec, Inc. Annual Shareholders Meeting June 22, 2006 Non-confidential

Statements herein relating to future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding future revenues and operating expenses, are forward- looking statements within the meaning of the Private Securities Litigation Reform Act. GenVec cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which a change over time. Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by GenVec to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of GenVec's proposed product candidates (such as marketing regulatory, patent, product liability, supply, competitions and other risks); dependence on the efforts of third parties dependence on intellectual property; and risks that we may lack the financial resources and access to capital to fund our operations. Further information on the factors and risks that could affect GenVec's business; financial conditions and results of operations, are contained in GenVec's filings with the U.S. Securities and Exchange Commission (SEC), which are available at www.sec.gov. The forward-looking statements speak only as of the date of this presentation, and GenVec assumes no duty to update forward-looking statements. Forward-Looking Statements

GenVec Today TNFerade - Late stage oncology product candidate Efficient drug delivery technology enables broad therapeutic and vaccine pipeline Multiple, fully-funded vaccine programs

Our Platform Technology We use adenovectors to deliver genes to cells: Stimulate local production of target protein Permit sustained protein levels at disease site, increased efficacy, reduced side effects Applicable to therapeutics and vaccines Acceptable to regulatory agencies Well-characterized biologic Tested in over 5,000 patients to-date

TNFerade: A Better Way to Deliver TNF? to Treat Cancer TNF? is well characterized anti-tumor cytokine, approved in Europe to treat soft tissue sarcoma (Beromun(tm)) Side effects resulting from systemic administration of TNF? protein have limited its clinical use to local perfusion strategies TNFerade is an adenovector containing the TNF? gene Permits direct injection into tumors Causes localized production of TNF? protein directly in the tumor Fewer side effects (minimizes TNF? levels in the blood)

TNFerade: A New Treatment Paradigm Maximize anti-tumor activity of TNF? Use in combination with front-line therapy - chemotherapy and/or radiation Direct injection into the tumor Clinical objectives: Prolong patient survival Increase tumor shrinkage Improve surgical outcomes

TNFerade: Significant Clinical Data Over 150 Patients in Phase I and Phase II Trials Proof of Concept in Soft Tissue Sarcoma Activity across a broad range of tumors Ongoing Phase II/III trial in locally advanced pancreatic cancer targeting 330 patients Phase II data in esophageal and pancreatic Ongoing Phase II studies in metastatic melanoma and rectal cancer

GI Cancers - Large Unmet Medical Need Source: American Cancer Society - Cancer Facts & Figures 2005 (U.S. Market Only) Esophageal Cancer 14,500 new cases/year Pancreatic Cancer 32,000 new cases/year Rectal Cancer 40,000 new cases/year

TNFerade Improve Front-line Therapy Combine with Standard of Care (chemoradiation) Enhance surgical resection of tumor Slow disease progression Improve survival Well tolerated, no added toxicities

# TNFerade for Pancreatic Cancer

## Phase II Dose Escalation Study in 50 Patients

### Patient Population:

- Locally advanced, unresectable adenocarcinoma of the pancreas

### Study Treatment:

- TNFerade™ delivered in 5 weekly intratumoral injections at four escalating dose levels ($4x10^9$, $4x10^{10}$, $4x10^{11}$, and $1x10^{12}$ pu)
  - PTA delivery
  - EUS delivery
- Concurrent chemoradiation: 50.4 Gy radiation plus continuous infusion 5-FU 200 mg/m$^2$/day x 5 days

10

GENVEC

Patients Whose Tumors Shrank >25% Standard of Care (average of ten recent studies) Standard of Care plus TNFerade(tm) (4x1011 pu) (ASCO May 2005) 60% 15% 60% 50% 40% 30% 20% 10% 0% TNFerade(tm) Phase II Results Pancreatic Cancer Dose Escalation Trial

TNFerade(tm) Phase II Results Pancreatic Cancer Dose Escalation Trial Patients Whose Tumors Were Resected Standard of Care (average of ten recent studies) Standard of Care plus TNFerade(tm) (4x1011 pu) (ASCO May 2005) 45% 5% 60% 50% 40% 30% 20% 10% 0%

TNFerade(tm) Phase II Results Pancreatic Cancer Dose Escalation Trial Patients Surviving > 24 Months Standard of Care (DeVita et al., 6th Ed.) Standard of Care plus TNFerade(tm) (4x1011 pu) (13th Annual Conf. on Gene Therapy of Cancer) 34% 12% 50% 40% 30% 20% 10% 0%

TNFerade(tm) is now a Phase III Program Pivotal Trial with target of 330 patients Amended Phase II Pancreatic Protocol 2:1 randomization Front line therapy in combination with chemoradiation Maintenance therapy with Gemzar and Tarceva Endpoint of survival at 12 months vs. SOC 12 month overall survival rate 20% absolute difference between treatment arms 85% power with 2-sided significance level of 0.025 International, multi-center study

Clinical Development Challenges Competition for patients Large number of competing trials Increasing number of US and Ex-US sites Engaging CROs to enhance clinical development efforts New treatment paradigm in treating pancreatic cancer Presentations to scientific and medical communities Increasing outreach and leveraging patient advocacy groups Management of financial resources Focus on TNFerade development Timeline for completion of trials varies substantially Additional capital may be dilutive

TNFerade(tm) in Esophageal Cancer Study Overview Design: Standard Phase I dose-escalation Four dose levels: 4x108, 4x109, 4x1010, and 4x1011 pu Patient population (n=24): Patients with locally advanced esophageal cancer receiving pre-operative chemo-radiation Once a week X 5 weeks Endpoints: Primary: safety and feasibility Activity assessed by histopathology of resected tumor specimens

TNFerade Betters Outcome of Historical Esophageal Trials ( Previous RCTs of Neoadjuvant CRT) All TNFerade(tm) Dose Cohorts (Pooled) Median: Not yet achieved 12-month rate: 88% 18-month rate: 83% 24-month rate: 64% 36-month rate: 64% 0.00 0.25 0.50 0.75 1.00 0 6 12 18 24 30 36 Survival Months since start of treatment 0 25 50 75 Bossett 1997 Law 1998 Urba 2001 Nygaard 1992 LePrise 1994 Apinop 1994 Walsh 1996 Burmeister 2002

TNFerade Clinical Pipeline TNFerade(tm) For Cancer Phase I Phase II Phase III Completed Studies: Solid Tumors (13 different cancers) Soft Tissue Sarcomas Esophageal Cancer (Non-Metastatic) Pancreatic Cancer (Locally Advanced) Ongoing Studies: Pancreatic Cancer (Locally Advanced) Rectal Cancer (NCI single site) Melanoma - Stage 3 and 4 36 patients 14 patients 24 patients Dose Escalation 50 patients Dose Escalation Dose Escalation 29 patients Proof-of-Concept Targeting 330 patients RCT Phase II/III

Broader GI Cancer Opportunity 100,000 new GI cancer patients annually in US 300,000 new patients annually in 7 major markets WW Pancreatic, esophageal and rectal cancer Significant unmet need exists Leverages same physician target - GI Head & Neck cancer incremental Melanoma incremental

Additional Pipeline Programs AdPEDF for vision loss (wet AMD) Phase I enrollment completed Positive results to date ATOH for hearing loss Gene delivery restores hair cells and function in hearing/balance models

Broad Flexible Technology Platform GMP Manufacturing QA/QC Infrastructure Assay Development 293-ORF6 Cell Line Next Generation Vectors Strong IP Portfolio Core Technology Platform Vaccines HIV Global Vaccine Influenza Malaria Foot & Mouth Disease Therapeutics TNFerade AdPEDF Hearing Loss Improving Regulatory Environment

Vaccine Programs $20 million in annual revenue 10,000 patient Phase II HIV study planned Flu research program recently expanded by NIH Malaria vaccine Phase I study with U.S. Navy Animal vaccine against foot and mouth disease in collaboration with US Dept of Agriculture

Financial Summary Cash Balance at 3/31/06 $27M Committed Equity Facility Kingsbridge Capital Up to $30M Shares Outstanding 64M 2006 Outlook Revenues $20M+ Net Loss $18 to $20M

The Year Ahead Data from Phase II portion of ongoing randomized pancreatic cancer study for presentation in 1st half of 2007 Data from rectal and melanoma studies anticipated in 2007 Data from completed 22 patient AMD study with AdPEDF anticipated in 2nd half - 2006 Data from Phase I and Phase II HIV vaccine studies anticipated in 2nd half - 2006 US Navy to launch malaria vaccine Phase I study in 2nd half - 2006

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